                                                                    EXHIBIT 99.2

                          FIRST SUPPLEMENTAL INDENTURE


         THIS FIRST SUPPLEMENTAL INDENTURE, dated as of January 13, 1998 (this "Supplemental Indenture"), among PIONEER NATURAL RESOURCES COMPANY, a Delaware corporation (the "Company"), PIONEER NATURAL RESOURCES USA, INC., a Delaware corporation, as the subsidiary guarantor (the "Subsidiary Guarantor"), and THE BANK OF NEW YORK, a New York banking association, as trustee (the "Trustee"). Capitalized terms used herein and not otherwise defined have the meanings set forth in the Indenture referred to below.

                                    RECITALS

         A. The Company and the Trustee are parties to that certain Indenture, dated as of January 13, 1998 (the "Indenture"), pursuant to which the Company may from time to time issue its debentures, notes, bonds or other evidences of indebtedness (collectively, the "Debt Securities").

         B. Article IX of the Indenture provides that the Company, when authorized by a resolution of the Board of Directors of the Company, and the Trustee may, without the consent of the holders of the Debt Securities, enter into a supplemental indenture to establish the form or terms of Debt Securities of any series as permitted by Sections 2.01 and 2.03 of the Indenture.

         C. The Company desires to issue, and the Subsidiary Guarantor desires to guarantee, $350,000,000 aggregate principal amount of 6.50% Senior Notes Due 2008 (the "2008 Notes") and $250,000,000 aggregate principal amount of 7.20% Senior Notes Due 2028 (the "2028 Notes") and in connection therewith, the Company and the Subsidiary Guarantor have duly determined to make, execute and deliver to the Trustee this Supplemental Indenture to set forth the terms and provisions of the 2008 Notes, the 2028 Notes and the Subsidiary Guarantor's guarantees thereof (the "Guarantees") as required by the Indenture.

         NOW, THEREFORE, in consideration of the mutual agreements and covenants set forth herein, the parties hereto agree, subject to the terms and conditions hereinafter set forth, as follows for the benefit of the Trustee and the Holders of the 2008 Notes and the 2028 Notes, respectively:

         Section 1. 2008 Notes. Pursuant to Section 2.03 of the Indenture, the terms and provisions of the 2008 Notes are as follows:

                 (a) The title of the 2008 Notes shall be "6.50% Senior Notes Due 2008."

                 (b) The 2008 Notes shall be limited to $350,000,000 aggregate principal amount.

                 (c) The 2008 Notes shall not require any principal or premium payments prior to maturity on January 15, 2008.

                 (d) The rate at which the 2008 Notes shall bear interest shall be 6.50% per annum; the date from which such interest shall accrue shall be January 13, 1998; the interest payment dates on which such interest shall be payable shall be January 15 and July 15, beginning July 15, 1998; and the record dates for the determination of the holders of the 2008 Notes to whom such interest is payable shall be the immediately preceding January 1 (for January 15 payment dates) and July 1 (for July 15 payment dates); the rate at which the overdue principal shall bear interest shall be 1% per annum in excess of the rate stated initially in this clause; and the rate at which overdue installments of interest shall bear interest shall be 1% per annum in excess of the rate stated initially in this clause to the extent lawful.

                 (e) Payments of principal of and interest on the 2008 Notes represented by one or more Global Senior Notes initially registered in the name of The Depository Trust Company (the "Depositary") or its nominee with respect to the 2008 Notes shall be made by the Company through the Trustee in immediately available funds to the Depositary or its nominee, as the case may be.

                 (f) The 2008 Notes shall be redeemable at any time, at the option of the Company, in whole or from time to time in part, at the price, and otherwise in accordance with the terms and provisions, set forth in Section 3 of this Supplemental Indenture and (to the extent they do not conflict with Section 3 of this Supplemental Indenture) the terms and provisions of Sections
3.03 and 3.04 of the Indenture.

                 (g) The 2008 Notes shall be represented by one or more Global Senior Notes deposited with the Depositary and registered in the name of the nominee of the Depositary.

                 (h) There shall be no mandatory sinking fund for the payments of the 2008 Notes.

                 (i)      In addition to the Events of Default set forth in
Section 6.01 of the Indenture, failure on the part of the Guarantor to comply with Section 4(c) of this Supplemental Indenture shall be an Event of Default with respect to the 2008 Notes.

                 (j) The obligations of the Guarantor with respect to the 2008 Notes shall be defeased if the 2008 Notes are defeased or if the Company's covenants under the Indenture are defeased.

                 (k) As long as the Depositary or its nominee, or a successor Depositary or its nominee, is the registered owner of the Global Senior Notes relating to the 2008 Notes, owners of the beneficial interests in such Global Senior Notes shall not be entitled to have the 2008 Notes registered in their names and shall not receive or be entitled to receive physical delivery of 2008 Notes in definitive form except (i) as provided in
Section 2.15(c) of the Indenture or (ii) if an Event of Default with respect to the 2008 Notes has occurred and is continuing.

                 (l) The Bank of New York shall be the Trustee for the 2008 Notes under the Indenture.


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                 (m)      Article X of the Indenture shall apply to the 2008
Notes.

                 (n) The Subsidiary Guarantor shall execute and deliver its guarantee, substantially in the form attached hereto as Exhibit A (the "Guarantee (2008 Notes)"), of the payment of principal of, and premium, if any, and interest on the 2008 Notes in accordance with Section 4 hereof.

                 (o) The 2008 Notes shall not be subordinated pursuant to the provisions of Article XII of the Indenture. The 2008 Notes shall be senior unsecured obligations of the Company ranking pari passu with other senior indebtedness of the Company.

                 (p) The Company shall be subject to all the covenants set forth in Article IV of the Indenture with respect to the 2008 Notes.

                 (q)      To the extent not set forth herein, the provisions of
Section 2.03 of the Indenture are not applicable.

         Section 2. 2028 Notes. Pursuant to Section 2.03 of the Indenture, the terms and provisions of the 2028 Notes are as follows:

                 (a) The title of the 2028 Notes shall be "7.20% Senior Notes Due 2028."

                 (b) The 2028 Notes shall be limited to $250,000,000 aggregate principal amount.

                 (c) The 2028 Notes shall not require any principal or premium payments prior to maturity on January 15, 2028.

                 (d) The rate at which the 2028 Notes shall bear interest shall be 7.20% per annum; the date from which such interest shall accrue shall be January 13, 1998; the interest payment dates on which such interest shall be payable shall be January 15 and July 15, beginning July 15, 1998; and the record dates for the determination of the holders of the 2028 Notes to whom such interest is payable shall be the immediately preceding January 1 (for January 15 payment dates) and July 1 (for July 15 payment dates); the rate at which the overdue principal shall bear interest shall be 1% per annum in excess of the rate stated initially in this clause; and the rate at which overdue installments of interest shall bear interest shall be 1% per annum in excess of the rate stated initially in this clause to the extent lawful.

                 (e) Payments of principal of and interest on the 2028 Notes represented by one or more Global Senior Notes initially registered in the name of the Depositary or its nominee with respect to the 2028 Notes shall be made by the Company through the Trustee in immediately available funds to the Depositary or its nominee, as the case may be.

                 (f) The 2028 Notes shall be redeemable at any time, at the option of the Company, in whole or from time to time in part, at the price, and otherwise in accordance with the terms and provisions, set forth in Section 3 of this Supplemental Indenture and (to the extent they do not conflict with Section 3 of this Supplemental Indenture) the terms and provisions of Sections 3.03 and 3.04 of the Indenture.

                 (g) The 2028 Notes shall be represented by one or more Global Senior Notes deposited with the Depositary and registered in the name of the nominee of the Depositary.

                 (h) There shall be no mandatory sinking fund for the payments of the 2028 Notes.

                 (i)      In addition to the Events of Default set forth in
Section 6.01 of the Indenture, failure on the part of the Guarantor to comply with Section 4(c) of this Supplemental Indenture shall be an Event of Default with respect to the 2028 Notes.

                 (j) The obligations of the Guarantor with respect to the 2028 Notes shall be defeased if the 2028 Notes are defeased or if the Company's covenants under the Indenture are defeased.

                 (k) As long as the Depositary or its nominee, or a successor Depositary or its nominee, is the registered owner of the Global Senior Notes relating to the 2028 Notes, owners of the beneficial interests in such Global Senior Notes shall not be entitled to have the 2028 Notes registered in their names and shall not receive or be entitled to receive physical delivery of 2028 Notes in definitive form except (i) as provided in
Section 2.15(c) of the Indenture or (ii) if an Event of Default with respect to the 2028 Notes has occurred and is continuing.

                 (l) The Bank of New York shall be the Trustee for the 2028 Notes under the Indenture.

                 (m)      Article X of the Indenture shall apply to the 2028
Notes.

                 (n) The Subsidiary Guarantor shall execute and deliver its guarantee, substantially in the form attached hereto as Exhibit A (the "Guarantee (2028 Notes)"), of the payment of principal of, and premium, if any, and interest on the 2028 Notes in accordance with Section 4 hereof.

                 (o) The 2028 Notes shall not be subordinated pursuant to the provisions of Article XII of the Indenture. The 2028 Notes shall be senior unsecured obligations of the Company ranking pari passu with other senior indebtedness of the Company.

                 (p) The Company shall be subject to all the covenants set forth in Article IV of the Indenture with respect to the 2028 Notes.

                 (q)      To the extent not set forth herein, the provisions of
Section 2.03 of the Indenture are not applicable.





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         Section 3.    Optional Redemption of 2008 Notes and 2028 Notes.  The
2008 Notes and the 2028 Notes, as the case may be, will be redeemable at any time, at the option of the Company, in whole or from time to time in part, upon not less than 30 and not more than 60 days' notice as provided in the Indenture, on any date prior to maturity (the "Redemption Date") at a price equal to 100% of the principal amount thereof plus accrued and unpaid interest, if any, to the Redemption Date (subject to the right of Holders of record on the relevant record date to receive interest due on any interest payment date that is on or prior to the Redemption Date) plus a Make-Whole Premium, if any (the "Redemption Price"). In no event will a Redemption Price ever be less than 100% of the principal amount of the 2008 Notes or the 2028 Notes, as applicable, plus accrued and unpaid interest, if any, to the Redemption Date.

         The amount of the Make-Whole Premium with respect to any of the 2008 Notes or the 2028 Notes, as the case may be (or portion thereof) to be redeemed will be equal to the excess, if any, of:

                 (a) the sum of the present values, calculated as of the Redemption Date, of:

                          (i) each interest payment that, but for such redemption, would have been payable on such Note (or portion thereof) being redeemed on each interest payment date occurring after the Redemption Date (excluding any accrued interest for the period prior to the Redemption Date); and

                          (ii) the principal amount that, but for such redemption, would have been payable at the final maturity of such Note (or portion thereof) being redeemed; over

                 (b) the principal amount of such Note (or portion thereof) being redeemed.

         The present values of interest and principal payments referred to in clause (a) above will be determined in accordance with generally accepted principles of financial analysis. Such present values will be calculated by discounting the amount of each payment of interest or principal from the date that each such payment would have been payable, but for the redemption, to the Redemption Date at a discount rate equal to the Treasury Yield (as defined below) plus 20 basis points in the case of the 2008 Notes and the Treasury Yield plus 25 basis points in the case of the 2028 Notes.

         The Make-Whole Premium will be calculated by an independent investment banking institution of national standing appointed by the Company; provided that if the Company fails to make such appointment at least 45 business days prior to the Redemption Date, or if the institution so appointed is unwilling or unable to make such calculation, such calculation will be made by Salomon Brothers Inc (or its successor) or, if such firm is unwilling or unable to make such calculation, by an independent investment banking institution of national standing appointed by the Trustee (in any such case, an "Independent Investment Banker").

         For purposes of determining the Make-whole Premium, "Treasury Yield" means a rate of interest per annum equal to the weekly average yield to maturity of United States Treasury Notes that have a constant maturity that corresponds to the remaining term to maturity of the applicable Notes,





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
calculated to the nearest 1/12th of a year (the "Remaining Term"). The Treasury Yield will be determined as of the third business day immediately preceding the applicable Redemption Date.

         The weekly average yields of United States Treasury Notes will be determined by reference to the most recent statistical release published by the Federal Reserve Bank of New York and designated "H.15 (519) Selected Interest Rates" or any successor release (the "H.15 Statistical Release"). If the H.15 Statistical Release sets forth a weekly average yield for United States Treasury Notes having a constant maturity that is the same as the Remaining Term, then the Treasury Yield will be equal to such weekly average yield. In all other cases, the Treasury Yield will be calculated by interpolation, on a straight-line basis, between the weekly average yields on the United States Treasury Notes that have a constant maturity closest to and greater than the Remaining Term and the United States Treasury Notes that have a constant maturity closest to and less than the Remaining Term (in each case as set forth in the H.15 Statistical Release). Any weekly average yields so calculated by interpolation will be rounded to the nearest 1/100th of 1%, with any figure of 1/200th of 1% or above being rounded upward. If weekly average yields for United States Treasury Notes are not available in the H.15 Statistical Release or otherwise, then the Treasury Yield will be calculated by interpolation of comparable rates selected by the Independent Investment Banker.

         In the case of any partial redemption, selection of the 2008 Notes or 2028 Notes, as the case may be, for redemption will be made by the Trustee on a pro rata basis, by lot or by such other method as the Trustee in its sole discretion shall deem to be fair and appropriate, although no such Note of $1,000 in original principal amount or less shall be redeemed in part. If any 2008 Note or 2028 Note, as the case may be, is to be redeemed in part only, the notice of redemption relating to such Note shall state the portion of the principal amount thereof to be redeemed. A new 2008 Note or 2028 Note, as the case may be, in principal amount equal to the unredeemed portion thereof will be issued in the name of the Holder thereof upon cancellation of the original 2008 Note or 2028 Note, respectively.

         Section 4.    Guarantee (2008 Notes) and Guarantee (2028 Notes).

                 (a) The Guarantee. The Subsidiary Guarantor hereby unconditionally guarantees to each Holder of the 2008 Notes and to each Holder of the 2028 Notes, respectively, authenticated and delivered by the Trustee and to the Trustee and its successors and assigns, irrespective of the validity and enforceability of this Supplemental Indenture, the Indenture, the 2008 Notes, the 2028 Notes or the obligations of the Company hereunder or thereunder, that:
(i) the principal of and premium, if any, and interest, on the 2008 Notes and the 2028 Notes, as the case may be, shall be promptly paid in full when due, whether at maturity, by acceleration, redemption or otherwise, and interest on the overdue principal of and interest on premium, if any, and interest, on the 2008 Notes and the 2028 Notes, respectively, if any, if lawful, and all other obligations of the Company to the Holders of the 2008 Notes and of the 2028 Notes, respectively, or the Trustee hereunder or thereunder shall be promptly paid in full or performed, all in accordance with the terms hereof and thereof; and (ii) in case of any extension of time of payment or renewal of any of the 2008 Notes or the 2028 Notes, respectively, or any of such other obligations, that the same shall be promptly paid





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
in full when due or performed in accordance with the terms of the extension or renewal, whether at stated maturity, by acceleration or otherwise. Failing payment when due of any amount so guaranteed or any performance so guaranteed for whatever reason, the Subsidiary Guarantor shall be obligated to pay or perform the same immediately. The Subsidiary Guarantor hereby agrees that its obligations hereunder shall be unconditional, irrespective of the validity, regularity or enforceability of the 2008 Notes, the 2028 Notes, this Supplemental Indenture or the Indenture, the absence of any action to enforce the same, any amendment or modification of or waiver or consent by any Holder with respect to any provisions hereof or thereof, the recovery of any judgment against the Company, any action to enforce the same, any other circumstance which might otherwise constitute a legal or equitable discharge or defense of a guarantor, or any change in the ownership of the Subsidiary Guarantor. The Subsidiary Guarantor hereby waives diligence, presentment, demand of payment, filing of claims with a court in the event of insolvency or bankruptcy of the Company, any right to require a proceeding first against the Company, protest, notice and all demands whatsoever and covenants that the Subsidiary Guarantor's guarantee under this Section shall not be discharged except by complete performance of the obligations of the Company and the Subsidiary Guarantor contained in the 2008 Notes or the 2028 Notes, as the case may be, this Supplemental Indenture and the Indenture. If any Holder or the Trustee is required by any court or otherwise to return to the Company, the Subsidiary Guarantor or any custodian, trustee, liquidator or other similar official acting in relation to either the Company or the Subsidiary Guarantor any amount paid by any thereof to the Trustee or such Holder, the Subsidiary Guarantor's guarantee under this Section, to the extent theretofore discharged, shall be reinstated in full force and effect. The Subsidiary Guarantor agrees that it shall not be entitled to any right of subrogation in relation to the Holders of the 2008 Notes and the 2028 Notes, respectively, in respect of any obligations guaranteed hereby until payment in full in cash of all obligations with respect to the 2008 Notes and the 2028 Notes, as the case may be, guaranteed hereby. The Subsidiary Guarantor further agrees that, as between itself as guarantor, on the one hand, and the Holders of the 2008 Notes or the 2028 Notes, as the case may be, and the Trustee, on the other hand, (x) the maturity of the obligations guaranteed hereby may be accelerated as provided in Article VI of the Indenture for the purposes of the Subsidiary Guarantor's guarantee hereunder, notwithstanding any stay, injunction or other prohibition preventing such acceleration in respect of the obligations with respect to the 2008 Notes and the 2028 Notes, as the case may be, guaranteed hereby and (y) in the event of any declaration of acceleration of such obligations as provided in Article VI of the Indenture, such obligations (whether or not due and payable) shall forthwith become due and payable by the Subsidiary Guarantor for the purposes of its guarantee hereunder. The Subsidiary Guarantor also agrees to pay any and all costs and expenses (including reasonable attorney's fees and expenses) incurred by the Trustee or any Holder in enforcing any rights under this Section.

                 (b) Execution and Delivery of Guarantee. To evidence its Guarantee (2008 Notes) and its Guarantee (2028 Notes), respectively, set forth in Section 4(a), the Subsidiary Guarantor hereby agrees that a notation of such Guarantee shall be endorsed by an officer of the Subsidiary Guarantor on each of the 2008 Notes and the 2028 Notes, respectively, authenticated and delivered by the Trustee, that this Supplemental Indenture shall be executed on behalf of the Subsidiary Guarantor by its President or one of its Vice Presidents and that the Company on behalf of the Subsidiary Guarantor shall deliver to the Trustee an Opinion of Counsel that the foregoing





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
have been duly authorized, executed and delivered by the Subsidiary Guarantor and that such Guarantee is a valid and legally binding obligation of the Subsidiary Guarantor, enforceable against the Subsidiary Guarantor in accordance with its terms. The Subsidiary Guarantor hereby agrees that its Guarantee (2008 Notes) and its Guarantee (2028 Notes) set forth in Section 4(a) shall remain in full force and effect notwithstanding any failure to endorse on each of the 2008 Notes and the 2028 Notes, respectively, a notation of the applicable Guarantee. If an officer of the Subsidiary Guarantor whose signature is on this Supplemental Indenture or on the applicable Guarantee no longer holds that office at the time the Trustee authenticates the 2008 Notes and the 2028 Notes, respectively, on which the applicable Guarantee is endorsed, the applicable Guarantee shall be valid nevertheless. The delivery of any of the 2008 Notes and the 2028 Notes, respectively, by the Trustee, after the authentication thereof hereunder, shall constitute due delivery of the applicable Guarantee set forth in this Supplemental Indenture on behalf of the Subsidiary Guarantor.

                 (c) Subsidiary Guarantor May Consolidate, etc., on Certain Terms. The Subsidiary Guarantor shall not consolidate with or merge with or into any Person, or sell all or substantially all its assets, unless the following conditions have been satisfied:

                          (i) Either (1) the Subsidiary Guarantor shall be the continuing Person in the case of a merger, or (2) the resulting, surviving or transferee Person, if other than the Subsidiary Guarantor (the "Successor Guarantor"), shall be a corporation organized and existing under the laws of the United States, any State thereof, or the District of Columbia and the Successor Guarantor shall expressly assume all of the obligations of the Subsidiary Guarantor under the Guarantee (2008 Notes) and the Guarantee (2028 Notes);

                          (ii) Immediately after giving effect to the transaction (and treating any Indebtedness that becomes an obligation of the Successor Guarantor or any Subsidiary of the Subsidiary Guarantor as a result of the transaction as having been Incurred by the Successor Guarantor or the Subsidiary at the time of the transaction), no Default or Event of Default would occur or be continuing; and

                          (iii) The Subsidiary Guarantor shall have delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that the consolidation, merger or sale complies with this Supplemental Indenture.

                          Upon any consolidation by the Subsidiary Guarantor
with, or merger by the Subsidiary Guarantor into, any other person or any sale of the properties and assets of the Subsidiary Guarantor as an entirety or virtually as an entirety as described in the preceding paragraph, the successor resulting from such consolidation or into which the Subsidiary Guarantor is merged or the transferee of such sale, will succeed to, and be substituted for, and may exercise every right and power of, the Subsidiary Guarantor under this Supplemental Indenture, and thereafter the predecessor (if still in existence) will be released from its obligations and covenants under this Supplemental Indenture and all outstanding 2008 Notes and 2028 Notes.

                 (d) Release of Guarantee. The Subsidiary Guarantor shall be released and relieved of any obligations under its Guarantee (2008 Notes) and its Guarantee (2028 Notes) upon release or other termination of both (A) that certain Guaranty, dated as of December 18, 1997, by the Subsidiary Guarantor with respect to the Amended and Restated Credit Facility Agreement (Primary Facility), dated as of December 18, 1997 (the "Primary Agreement"), among the Company, NationsBank of Texas, as administrative agent, CIBC Inc., as documentation agent, Morgan Guaranty Trust Company of New York, as documentation agent, The Chase Manhattan Bank, as syndication agent, the co-agents signatory thereto, and the other lenders signatory thereto, and (B) that certain Guaranty, dated as of December 18, 1997, by the Subsidiary Guarantor with respect to the Amended and Restated Credit Facility Agreement (364-Day Facility), dated as of December 18, 1997 (the "364-Day Agreement" and together with the Primary Agreement, the "United States Credit Facility"), among the Company, NationsBank of Texas, as administrative agent, CIBC Inc., as documentation agent, Morgan Guaranty Trust Company of New York, as documentation agent, The Chase Manhattan Bank, as syndication agent, the co-agents signatory thereto, and the other lenders signatory thereto (the foregoing guarantees being referred to herein as the "United States Credit Facility Guarantees"). Any refinancing, refunding, extension, renewal or replacement (or successive refinancings, refundings, extensions, renewals or replacements), as a whole, or in part, of the United States Credit Facility shall not be deemed a release or other termination of the United States Credit Facility Guarantees if the Subsidiary Guarantor provides a guarantee or guarantees with respect to such refinancing, refunding, extension, renewal or replacement in substantially the same form, and on substantially the same terms, as the United States Credit Facility Guarantees.

                 (e) Contribution. The Company agrees that, in the event a payment shall be made by the Subsidiary Guarantor under the Guarantee (2008 Notes) or the Guarantee (2028 Notes), the Company shall indemnify the Subsidiary Guarantor in an amount equal to the amount of such payment multiplied by a fraction, the numerator of which shall be the net worth of the Company on the date hereof and the denominator of which shall be the aggregate net worth of the Company and the Subsidiary Guarantor on the date hereof.

         Section 5. Ratification. This Supplemental Indenture is executed and shall be construed as an indenture supplemental to the Indenture and, as provided in the Indenture, this Supplemental Indenture forms a part of the Indenture. Except to the extent amended by or supplemented by this Supplemental Indenture, the Company, the Subsidiary Guarantor and the Trustee hereby ratify, confirm and reaffirm the Indenture in all respects.

         Section 6. Counterparts. This Supplemental Indenture may be executed in any number of counterparts, each of which so executed shall be an original, but all such counterparts shall together constitute but one and the same instrument.

         Section 7. Governing Law. The laws of the State of New York shall govern the construction and interpretation of this Supplemental Indenture, without regard to principles of conflicts of laws.





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         IN WITNESS WHEREOF, the parties hereto have caused this Supplemental
Indenture to be signed on their behalf by their duly authorized representatives as of the date first above written:

                                  PIONEER NATURAL RESOURCES COMPANY



                                  By: /s/  M. GARRETT SMITH
                                     -------------------------------------------
                                           M. Garrett Smith
                                           Executive Vice President and Chief
                                           Financial Officer


                                  PIONEER NATURAL RESOURCES USA, INC.



                                  By: /s/  M. GARRETT SMITH
                                     -------------------------------------------
                                           M. Garrett Smith
                                           Executive Vice President and Chief
                                           Financial Officer


                                  THE BANK OF NEW YORK, as Trustee


                                  By: /s/  REMO REALE
                                     -------------------------------------------
                                           Remo Reale
                                           Assistant Vice President




Exhibit A  - Form of Guarantee





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
                                   EXHIBIT A

                                    FORM OF

                                   GUARANTEE
                                 ([YEAR] NOTES)

         THIS GUARANTEE ([YEAR] NOTES), dated as of January 13, 1998 (this "Agreement"), is entered into by Pioneer Natural Resources USA, Inc., a Delaware corporation (the "Subsidiary Guarantor"). Capitalized terms used herein but not otherwise defined have the meanings set forth in the Indenture referred to below.

                                   RECITALS:

         A. The Subsidiary Guarantor is a wholly-owned subsidiary of Pioneer Natural Resources Company, a Delaware corporation (the "Company").

         B. The Company and The Bank of New York, a New York banking association, as trustee (the "Trustee"), have entered into that certain Indenture, dated as of January 13, 1998, as supplemented by that certain First Supplemental Indenture, dated as of January 13, 1998 (the "Supplemental Indenture" and collectively the "Indenture"), among the Company, the Subsidiary Guarantor and the Trustee, pursuant to which the Company has issued, among other things, $______ in aggregate principal amount of ___% Senior Notes Due 20___ (the "[YEAR] Notes").

         NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the Subsidiary Guarantor hereby agrees as follows:


                                   ARTICLE 8
                                   GUARANTEE

         1.1 Guarantee. The Subsidiary Guarantor hereby unconditionally guarantees to each Holder of [YEAR] Notes authenticated and delivered by the Trustee and to the Trustee and its successors and assigns, irrespective of the validity and enforceability of the Indenture, the [YEAR] Notes or the obligations of the Company thereunder, that: (a) the principal of, premium, if any, and interest on the [YEAR] Notes shall be promptly paid in full when due, whether at maturity, by acceleration or otherwise, and interest on the overdue principal of and interest, if any, on any premium and interest on the [YEAR] Notes, if lawful, and all other obligations of the Company to the Holders or the Trustee thereunder shall be promptly paid in full or performed, all in accordance with the terms hereof and thereof; and (b) in case of any extension of time of payment or renewal of any [YEAR] Notes or any of such other obligations, that same shall be promptly paid in full when due or performed in accordance with the terms of the extension or renewal, whether at stated maturity, by acceleration or otherwise. Failing payment when due of any amount so guaranteed or any performance so guaranteed for whatever reason, the Subsidiary Guarantor shall be obligated to pay or perform the same immediately. The Subsidiary Guarantor hereby agrees that its obligations





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hereunder shall be unconditional, irrespective of the validity, regularity or enforceability of the [YEAR] Notes, the Supplemental Indenture or the Indenture, the absence of any action to enforce the same, any amendment or modification of or waiver or consent by any Holder with respect to any provisions hereof or thereof, the recovery of any judgment against the Company, any action to enforce the same, any other circumstance which might otherwise constitute a legal or equitable discharge or defense of a guarantor, or any change in the ownership of the Subsidiary Guarantor. The Subsidiary Guarantor hereby waives diligence, presentment, demand of payment, filing of claims with a court in the event of insolvency or bankruptcy of the Company, any right to require a proceeding first against the Company, protest, notice and all demands whatsoever and covenants that the Subsidiary Guarantor's guarantee under this Section shall not be discharged except by complete performance of the obligations of the Company and the Subsidiary Guarantor contained in the [YEAR] Notes, the Supplemental Indenture and the Indenture. If any Holder or the Trustee is required by any court or otherwise to return to the Company, the Subsidiary Guarantor or any custodian, trustee, liquidator or other similar official acting in relation to either the Company or the Subsidiary Guarantor any amount paid by any thereof to the Trustee or such Holder, the Subsidiary Guarantor's guarantee under this Section, to the extent theretofore discharged, shall be reinstated in full force and effect. The Subsidiary Guarantor agrees that it shall not be entitled to any right of subrogation in relation to the Holders of the [YEAR] Notes in respect of any obligations guaranteed hereby until payment in full in cash of all obligations with respect to the [YEAR] Notes guaranteed hereby. The Subsidiary Guarantor further agrees that, as between itself as guarantor, on the one hand, and the Holders of the [YEAR] Notes and the Trustee, on the other hand, (x) the maturity of the obligations guaranteed hereby may be accelerated as provided in Article VI of the Indenture for the purposes of the Subsidiary Guarantor's guarantee hereunder, notwithstanding any stay, injunction or other prohibition preventing such acceleration in respect of the obligations with respect to the [YEAR] Notes guaranteed hereby and (y) in the event of any declaration of acceleration of such obligations as provided in Article VI of the Indenture, such obligations (whether or not due and payable) shall forthwith become due and payable by the Subsidiary Guarantor for the purposes of its guarantee hereunder. The Subsidiary Guarantor also agrees to pay any and all costs and expenses (including reasonable attorney's fees and expenses) incurred by the Trustee or any Holder in enforcing any rights under this Section.

         1.2 Continuing Guarantee; Release. This is a continuing guarantee and shall remain in full force and effect and shall be binding upon the Subsidiary Guarantor and its respective successors and assigns to the extent set forth in the Indenture until full and final payment of all of the Company's obligations under the [YEAR] Notes and the Indenture with respect to the [YEAR] Notes and shall inure to the benefit of the Trustee and the Holders of [YEAR] Notes and their successors and assigns and, in the event of any transfer or assignment of rights by any Holder of [YEAR] Notes or the Trustee, the rights and privileges herein conferred upon that party shall automatically extend to and be vested in such transferee or assignee, all subject to the terms and conditions hereof. The Subsidiary Guarantor shall be released and relieved of any obligations under this Agreement upon release or other termination of both
(A) that certain Guaranty, dated as of December 18, 1997, by the Subsidiary Guarantor with respect to the Amended and Restated Credit Facility Agreement (Primary Facility), dated as of December 18, 1997 (the "Primary Agreement"), among the Company, NationsBank of Texas, as administrative agent, CIBC Inc., as documentation agent, Morgan Guaranty Trust Company of New York, as documentation agent, The Chase





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
Manhattan Bank, as syndication agent, the co-agents signatory thereto, and the other lenders signatory thereto, and (B) that certain Guaranty, dated as of December 18, 1997, by the Subsidiary Guarantor with respect to the Amended and Restated Credit Facility Agreement (364-Day Facility), dated as of December 18, 1997 (the "364-Day Agreement" and together with the Primary Agreement, the "United States Credit Agreement"), among the Company, NationsBank of Texas, as administrative agent, CIBC Inc., as documentation agent, Morgan Guaranty Trust Company of New York, as documentation agent, The Chase Manhattan Bank, as syndication agent, the co-agents signatory thereto, and the other lenders signatory thereto (the foregoing guarantees being referred to herein as the "United States Credit Facility Guarantees"). Any refinancing, refunding, extension, renewal or replacement (or successive refinancings, refundings, extensions, renewals or replacements), as a whole, or in part, of the United States Credit Facility shall not be deemed a release or other termination of the United States Credit Facility Guarantees if the Subsidiary Guarantor provides a guarantee or guarantees with respect to such refinancing, refunding, extension, renewal or replacement in substantially the same form, and on substantially the same terms, as the United States Credit Facility Guarantees.

                                   ARTICLE 2
                                 MISCELLANEOUS

         2.1 Headings. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

         2.2 Severability. If any provision in this Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

         2.3 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to principles of conflicts of laws.





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         IN WITNESS WHEREOF, the undersigned has caused this Agreement to be signed by its duly authorized officer as of the date first above written.

                                            PIONEER NATURAL RESOURCES USA, INC.



                                            By:
                                               ---------------------------------
                                                   M. Garrett Smith
                                                   Executive Vice President and
                                                   Chief Financial Officer




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